Exhibit 32.2

CERTIFICATION

I, Kevin McDonnell, Executive Vice President and Chief Financial Officer of Leiner Health Products Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1) The Quarterly Report on Form 10-Q of the Company for the quarter ended June 24, 2006, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2006

/s/ Kevin McDonnell
Name: Kevin McDonnell
Title: Executive Vice President and Chief Financial Officer